Earnings Conference Call Second Quarter 2015 Exhibit 99.2

Cautionary Statement Information Current as of July 28, 2015 Except as expressly noted, the information in this presentation is current as of July 28, 2015 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8- K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership Presenting Today Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro President & CEO On Today’s Call ▪ Financial Performance ▪ Operational Update ▪ Economy and Customers ▪ Strategic Initiatives ▪ Financial Update ▪ Regulatory Update 3

Second Quarter 2015 Earnings Results $2.18 NI in millions Q2 2014 Q2 2015 Net Income $35 $35 Diluted EPS $0.43 $0.44 $2.05- $2.20 2014 EPS 2015E EPS Q1 Q2 Q3 Q4 Q2 Q3 Q4 Q3-Q4: $0.99-$1.14 Q1 4

Accomplishments and Operational Update 5

Economic Update (1) Net of approximately 1.5% of energy efficiency Economic Update ▪ Unemployment of 4.8 percent in our operating area, below U.S and Oregon ▪ Oregon second in nation for personal income growth and sixth in nation for state gross domestic product growth ▪ Average customer count increased approximately 1% over past year ▪ Energy deliveries up 5.8 percent, weather adjusted, for the quarter ▪ Weather-adjusted 2015 load growth of approximately 1.5%(1) 6

New Generation: Baseload Resource Carty CapEx: $450M Carty Generating Station Project Location Boardman, OR Capacity / Fuel 440 MW / Natural Gas Technology Mitsubishi Turbine EPC Contractor Abener/Abengoa Estimated In-Service Date Q2 2016 Customer Price Impact 4.7 percent Project Update 500 KV Grassland Substation serving the site complete; construction of 24 mile lateral gas pipeline commenced; construction ~60% complete 2013 2014 2015 2016 7

Estimated Capital Expenditures (1) Consists of ongoing CapEx and hydro relicensing per the Quarterly Form 10-Q filed on July 28, 2015, amounts exclude AFDC ▪ Carty Generating Station is expected to be in service in the second quarter of 2016. ▪ Management continues to evaluate incremental reliability and efficiency investments in our operating systems and fuel supply management that provide value to customers. 1 8 $598 $396 $366 $298 $285 Current Capital Outlook

2016 Integrated Resource Plan IRP Process Timeline 2015 Develop IRP / Public Process 2016 File IRP 2017 Acknowledgement from OPUC expected and RFP process commences Areas of Focus ▪ Energy efficiency and demand side actions ▪ Evaluation of carbon and the Clean Energy plan ▪ Energy and capacity needs ▪ Boardman replacement ▪ 2020 Renewable Portfolio Standard requirement of 20% ▪ Other topics 9

Second Quarter 2015 Financial Results NI in millions Q2 2014 Q2 2015 Net Income $35 $35 Diluted EPS $0.43 $0.44 Key Quarter over Quarter Drivers Increased energy deliveries across all customer classes  Additions of Tucannon River, Port Westward 2 in rate base and Carty AFDC  Q2 2015 power costs at baseline of the PCAM versus Q2 2014 $11 MM below baseline  10

Q2 2015 Sources of Power Total Revenues and Net Variable Power Costs in millions Q2 2014 Q2 2015 Total Revenues $423 $450 Purchased Power & Fuel $142 $148 Less: Wholesale Sales $(17) $(18) Net Variable Power Costs $125 $130 73% 8% 9% 9% 1% 49% 15% 6% 20% Coal Natural Gas Hydro Wind Purchased Power Q2 2014 Sources of Power 10% 11

Operating Expenses In Millions Q2 2014 Q2 2015 Generation, Transmission & Distribution $67 $66 Administrative & General $56 $60 Total O&M $123 $126 Depreciation & Amortization $73 $76 Interest Expense, Net $23 $28 Other Income, Net $10 $6 Income Taxes $10 $15 12

General Rate Case - 2016 Test Year Proposed for 2016 Revenue increase: $66 Million Projected average price increase: 3.7% Return on Equity (ROE): 9.9% Cost of Capital: 7.67% Capital Structure: 50% debt, 50% equity Rate Base: $4.5 Billion 2016 GRC Update As Filed 2/12/2015 6/23/2015 Stipulation and Updates As Revised 7/15/2015(1) Carty (annualized) $83 $2 $85 Base Business Needs $39 ($21) $18 Supplemental Tariff Updates ($56) ($6) ($62) Annual Revenue Net Increase (annualized) $66 ($25) $41 13 (1) These values are revised with the 6/23/15 stipulation and updates to PGE's 2016 power cost and load forecasts. The values do not include the settlement reached after July 15, 2015 and will be revised again when the new stipulation is filed.

Liquidity and Financing Senior Secured Senior Unsecured Outlook S&P A- BBB Stable Moody’s A1 A3 Stable Total Liquidity as of 6/30/2015(in millions) Credit Facilities $ 560 Commercial Paper -- Letters of Credit $ (97) Cash $ 122 Available $ 585 2015 Financing Activity Q1 2015 Q2 2015 Q3 2015 Bank Loan Proceeds $305 million repaid in full First Mortgage Bonds $75 million issued $70 million issued $70 million matured $67 million redeemed Settle Equity Forward $271 million received 14

Guidance 2015 EPS Guidance: $2.05-$2.20 ▪ Annual weather adjusted load growth of approximately 1.5% over 2014; ▪ Below average hydro conditions; ▪ Normal thermal plant and wind operations for the remainder of the year; ▪ Depreciation and amortization expense between $300 and $310 million; and, ▪ Capital expenditures of $598 million. 15